                                                                     EXHIBIT 4.1

                    WITHOUT PAR VALUE

NUMBER             THIS CERTIFICATE IS        [DSW INC. LOGO]    CLASS A
[DSW GRAPHIC LOGO] TRANSFERABLE IN CLEVELAND,                  COMMON SHARES
                            OHIO

                    INCORPORATED UNDER THE                        SHARES
                   LAWS OF THE STATE OF OHIO

                                                              CUSIP 23334L 10 2

                                                              SEE REVERSE FOR
                                                                   CERTAIN
                                                                 DEFINITIONS

              THIS CERTIFIES THAT

              IS THE OWNER OF

                    FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A
              COMMON SHARES, WITHOUT PAR VALUE PER SHARE, OF DSW INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

                    This certificate is not valid until countersigned and
              registered by the Transfer Agent and Registrar.

                    Witness the facsimile signatures of the Corporation's
              duly authorized officers.

              Dated:

                                                                   /s/ [ILLEGIBLE]
COUNTERSIGNED AND REGISTERED:                                      ---------------
     NATIONAL CITY BANK                                                CHAIRMAN
       (Cleveland, Ohio)      TRANSFER AGENT
                              AND REGISTRAR

 BY                                                /s/ [ILLEGIBLE]                 /s/ [ILLEGIBLE]
                                                   ---------------                 ---------------
                              AUTHORIZED SIGNATURE VICE CHAIRMAN                    TREASURER

      The Corporation will furnish without charge within five days after receipt of written request therefor to each shareholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common           UNIF GIFT MIN ACT --____Custodian_____
TEN ENT -- as tenants by the entireties                       (Cust)     (Minor)
JT TEN  -- as joint tenants with right of          under Uniform Gifts to Minors
           survivorship and not as tenants          Act_________________________
           in common                                             (State)

     Additional abbreviations may also be used though not in the above list.

      For value received, ____________________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
                    [ ]

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
shares of the Class A Common Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said Certificate on the books of the within named Corporation with full power of substitution in the premises.
Dated__________________________________

                                 _______________________________________________
                         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                 FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                 WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                 CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

___________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN  ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.